Exhibit 10.4

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (hereinafter referred to as this “Agreement”), is made as of this 3rd day of October, 2012, by DAYVILLE PROPERTY DEVELOPMENT LLC, a Connecticut limited liability company, having a mailing address at c/o Inland Diversified Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523 (hereinafter referred to as “Borrower”), and INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation (hereinafter referred to as “Inland” and together with Borrower hereinafter jointly, severally and collectively referred to as “Indemnitor”), to THE HUNTINGTON NATIONAL BANK, successor by purchase to Sky Bank, having an address of 310 Grant Street, 5th Floor, Pittsburgh, Pennsylvania 15219 (hereinafter referred to as “Lender”).

WITNESSETH:

WHEREAS, Borrower executed and delivered to Sky Bank that certain Mortgage Note dated January 27, 2006 in the maximum principal sum of $47,000,000.00 (hereinafter referred to as the “Original Note”); and

WHEREAS, Sky Bank and Borrower entered into that certain Construction Loan Agreement dated January 27, 2006 (hereinafter referred to as the “Loan Agreement”); and

WHEREAS, the loan evidenced by the Original Note and the Loan Agreement is hereinafter referred to as the “Original Loan”; and

WHEREAS, the Original Note is secured, inter alia, by: (i) that certain Open-End Mortgage Deed and Security Agreement dated as of January 27, 2006 from Borrower to Sky Bank (hereinafter referred to as the “Mortgage”), recorded with the Town Clerk of the Town of Killingly, Connecticut in Book 1036, Page 210 and encumbering certain real property and the improvements thereon erected situate in Windham County, Connecticut, and more particularly described therein (hereinafter referred to as the “Mortgaged Property”), and (ii) that certain Assignment of Rents and Leases dated as of January 27, 2006 from Borrower to Sky Bank (hereinafter referred to as the “Assignment”), recorded with the Town Clerk of the Town of Killingly, Connecticut in Book 1036, Page 246; and

WHEREAS, in order to induce Sky Bank to make the Original Loan to Borrower, Louis R. Cappelli (hereinafter referred to as “Cappelli”) executed and delivered to Sky Bank: (i) that certain Guaranty and Suretyship Agreement dated as of January 27, 2006 (hereinafter referred to as the “Original Payment Guaranty”), and (ii) that certain Completion Guaranty dated as of January 27, 2006 (hereinafter referred to as the “Original Completion Guaranty”); and

WHEREAS, the Original Payment Guaranty and the Original Completion Guaranty are sometimes hereinafter collectively referred to as the “Original Guaranties”; and

WHEREAS, Borrower, Cappelli and Louis L. Ceruzzi, Jr. (hereinafter referred to as “Ceruzzi”) executed and delivered to Sky Bank that certain Environmental Indemnity Agreement dated as of January 27, 2006 (hereinafter referred to as the “Original Indemnity”); and

WHEREAS, Sky Bank, Borrower, Cappelli and Ceruzzi entered into that certain Loan Modification Agreement dated as of August 1, 2007 (hereinafter referred to as the “First Modification”); and

WHEREAS, Borrower executed and delivered to Lender, in substitution for the Original Note, that certain Amended and Restated Mortgage Note dated as of March 26, 2008 in the maximum principal amount of $46,000,000 (hereinafter referred to as the “First Restated Note”); and

WHEREAS, in connection with the First Restated Note, Lender, Borrower, Cappelli and Ceruzzi entered into that certain Second Loan Modification and Extension Agreement dated as of March 26, 2009 (hereinafter referred to as the “Second Modification”); and

WHEREAS, Lender, Borrower, Cappelli and Ceruzzi entered into that certain Third Loan Modification and Extension Agreement dated as of September 1, 2009 (hereinafter referred to as the “Third Modification”); and

WHEREAS, Lender, Borrower, Cappelli and Ceruzzi entered into that certain Fourth Loan Modification and Extension Agreement dated as of November 1, 2009 (hereinafter referred to as the “Fourth Modification”); and

WHEREAS, Lender, Borrower, Cappelli and Ceruzzi entered into that certain Fifth Loan Modification and Extension Agreement dated as of January 1, 2010 (hereinafter referred to as the “Fifth Modification”); and

WHEREAS, Lender, Borrower, Cappelli and Ceruzzi entered into that certain Sixth Loan Modification and Extension Agreement dated as of March 1, 2010 (hereinafter referred to as the “Sixth Modification”); and

WHEREAS, Lender, Borrower, Cappelli and Ceruzzi entered into that certain Seventh Loan Modification and Extension Agreement dated as of June 1, 2010 (hereinafter referred to as the “Seventh Modification”); and

WHEREAS, Lender, Borrower, Cappelli and Ceruzzi entered into that certain Eighth Loan Modification and Extension Agreement dated as of August 31, 2010 (hereinafter referred to as the “Eighth Modification”); and

WHEREAS, Lender, Borrower, Cappelli and Ceruzzi entered into that certain Ninth Loan Modification and Extension Agreement dated as of November 1, 2010 (hereinafter referred to as the “Ninth Modification”); and

WHEREAS, Lender, Borrower, Cappelli and Ceruzzi entered into that certain Tenth Loan Modification and Extension Agreement dated as of April 1, 2011 (hereinafter referred to as the “Tenth Modification”); and

WHEREAS, Borrower executed and delivered to Lender, in substitution for the First Restated Note, that certain Second Amended and Restated Mortgage Note of even date herewith in the principal amount of $45,000,000 (hereinafter referred to as the “Second Restated Note”); and

WHEREAS, BVS Acquisition Co., LLC, a Delaware limited liability company (hereinafter referred to as “BVS”), executed and delivered to Lender that certain Guaranty and Suretyship Agreement dated as of July 22, 2011 (hereinafter referred to as the “BVS Guaranty”); and

WHEREAS, Borrower and BVS executed and delivered to Lender that certain Environmental Indemnity Agreement dated as of July 22, 2011 (hereinafter referred to as the “BVS Indemnity”); and

WHEREAS, Borrower, Lender, Cappelli, Ceruzzi and BVS entered into that certain Eleventh Loan Modification and Extension Agreement and Release of Guaranties and Indemnity dated as of July 22, 2011 (hereinafter referred to as the “Eleventh Modification”), pursuant to which the parties: (i) terminated the Original Guaranties and the Original Indemnity and released Cappelli and Ceruzzi from their respective obligations thereunder, and (ii) further modified the Loan Documents to reflect the substitution of the Second Restated Note for the First Restated Note, the termination of the Original Guaranties and the Original Indemnity and the execution and delivery of the BVS Guaranty and the BVS Indemnity; and

WHEREAS, Borrower executed and delivered to Lender, in substitution for the Second Restated Note, that certain Third Amended and Restated Mortgage Note dated as of even date herewith in the original principal amount of $33,000,000 (hereinafter referred to as the “Third Restated Note”); and

WHEREAS, Inland has executed and delivered to Lender that certain Guaranty and Suretyship of even date herewith (hereinafter referred to as the “Replacement Guaranty”); and

WHEREAS, Borrower, Lender, BVS and Inland have entered into that certain Twelfth Loan Modification and Extension Agreement and Release of Guaranty and Indemnity of even date herewith (hereinafter referred to as the “Twelfth Modification”), pursuant to which the parties: (i) terminated the BVS Guaranty and the BVS Indemnity and released BVS from its obligations thereunder, and (ii) further modified the Loan Documents to reflect the substitution of the Third Restated Note for the

Second Restated Note, the termination of the BVS Guaranty and the BVS Indemnity and the execution and delivery of the Replacement Guaranty and this Agreement; and

WHEREAS, the First Modification, the Second Modification, the Third Modification, the Fourth Modification, the Fifth Modification, the Sixth Modification, the Seventh Modification, the Eighth Modification, the Ninth Modification, the Tenth Modification, the Eleventh Modification and the Twelfth Modification are sometimes hereinafter collectively referred to as the “Modifications”; and

WHEREAS, the Loan Agreement, the Mortgage, the Assignment and all other documents executed with respect to the Original Loan, all as modified by the Modifications, together with the Third Restated Note, the Replacement Guaranty and this Agreement, are hereinafter collectively referred to as the “Loan Documents”; and

WHEREAS, Indemnitor will benefit from the modification and extension of the Original Loan; and

WHEREAS, Lender is unwilling to modify and extend the Original Loan with Borrower unless it receives an indemnity from Indemnitor concerning existing and future Hazardous Materials (as that term is defined in the Mortgage).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein contained and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Indemnitor hereby agrees as follows:

.

Indemnitor covenants and agrees, at its sole cost and expense, to indemnify, protect and save Lender, its directors, officers, employees, agents, successors and assigns, harmless against and from any and all damages, losses, liabilities, obligations, fines, penalties, claims, assessments, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses (including, without limitation, attorneys’ and experts’ reasonable fees and disbursements) of any kind or of any nature whatsoever (hereinafter collectively referred to as the “Indemnified Matters”) that may at any time be imposed upon, incurred by or asserted or awarded against Lender, including, without limitation, (i) any damages for diminution of value of the Mortgaged Premises and any damages resulting from unmarketability of the Mortgaged Premises; (ii) any punitive damages suffered or incurred by Lender; and (iii) any costs for claims paid by Lender to private third parties for Indemnitor’s failure to comply with any federal, state or local environmental laws, regulations or ordinances; arising from or out of:

(a)

The failure of Indemnitor to comply with, and to keep the Mortgaged Premises in compliance with, the terms and provisions of this Agreement and the terms and provisions of the Loan Documents concerning Hazardous Materials;

(b)

The presence, use, removal, release, storage, generation, disposal or manufacture of any Hazardous Materials on, in, under or affecting all or any portion of the Mortgaged Premises; or

(c)

The enforcement of this Agreement or the assertion by Indemnitor of any defense to its obligations hereunder whether any such enforcement or assertion occurs before or after foreclosure of the Mortgage or other taking of title to all or any portion of the Mortgaged Premises by Lender.  Indemnified Matters shall also include, without limitation, all of the following: (i) the costs of identification, investigation, removal and disposal of any and all Hazardous Materials from any and all portions of the Mortgaged Premises, (ii) additional costs required to take necessary precautions to protect against the release of Hazardous Materials on, in, under or affecting the Mortgaged Premises into the air, any body of water, any other public domain or any surrounding areas, and (iii) costs incurred to comply, in connection with all or any portion of the Mortgaged Premises, with all applicable federal, state or local environmental laws, regulations, orders or ordinances with respect to Hazardous Materials, including costs to remove any lien imposed upon the Mortgaged Premises (all work referred to in clauses (i), (ii) and (iii) above, being hereinafter collectively referred to as “Corrective Work”).

Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Third Restated Note, and under any other Loan Documents, and payments by Indemnitor under this Agreement shall not reduce Indemnitor’s obligations and liabilities under any of the Loan Documents.

.

A.

Lender hereby agrees that, prior to Lender doing so, Indemnitor may, at its sole cost and expense, (a) contest the assertion by any governmental authority or any third party of any obligation or liability affecting Indemnitor, Lender or all or any portion of the Mortgaged Premises for performance of any Corrective Work, and (b) perform any Corrective Work, provided that at all times all of the following conditions are satisfied in full:

(1)

No Event of Default (as that term is defined in the Mortgage), other than an Event of Default arising out of any Indemnified Matters or related to Hazardous Materials, exists and is continuing under the Mortgage or any of the Loan Documents;

(2)

The collateral of the Loan is not further materially impaired in the reasonable and informed judgment of Lender, and Lender (and its agents, servants, employees and contractors) shall not be subject to any criminal, civil or other penalties, costs or expenses, by reason of such contest by Indemnitor, the performance of such Corrective Work by Indemnitor, or any delays in connection therewith;

(3)

Indemnitor shall notify Lender within ten (10) days after commencement of any such contest or Corrective Work, and shall give Lender a monthly report, during the period of such contest or the performance of such

Corrective Work, on Indemnitor’s progress with respect thereto, and shall promptly give Lender such other information with respect thereto as Lender shall reasonably request;

(4)

With respect to contests, any such contest shall be instituted promptly after Indemnitor obtains actual knowledge of an action, suit, proceeding or governmental order or directive that asserts any obligation or liability affecting Indemnitor, Lender or all or any portion of the Mortgaged Premises, and such contest shall at all times be diligently prosecuted until a final judgment is obtained;

(5)

With respect to contests, Lender, at its expense, shall have the right (but not the obligation) to join in any action or proceeding in which Indemnitor contests any such assertions by any governmental authorities or third parties;

(6)

With respect to Corrective Work, any such Corrective Work shall be commenced within a reasonable period of time under the circumstances after the earlier to occur of:  (i) a determination by the applicable judicial, administrative or other governmental authority that the contest is unsuccessful, which determination is not, or ceases to be, subject to further appeal, or (ii) Indemnitor obtains actual knowledge of any Hazardous Materials on, in, under or affecting the Mortgaged Premises, the removal of which is required under Hazardous Materials laws, regulations and ordinances, and such Corrective Work shall at all times be diligently performed until all such Hazardous Materials are removed and properly and lawfully disposed of; and

(7)

All Corrective Work shall be performed in accordance with applicable laws and regulations, including applicable federal, state and local environmental laws, regulations and ordinances.

So long as all of such conditions are satisfied, Lender further agrees that it will not enter into any settlement agreement concerning any contest binding upon Indemnitor without its prior consent.  Indemnitor agrees that in any event, its consent to any such settlement agreement shall not be unreasonably withheld or delayed.

B.

Promptly after the receipt by Lender of written notice of any demand or claim or the commencement of any action, suit or proceeding concerning any of the Indemnified Matters, Lender shall notify Indemnitor thereof in writing. The failure by Lender promptly to give such notice shall not relieve Indemnitor of any liability to Lender hereunder.

C.

It is expressly understood and agreed that failure by Lender to object to any actions taken by Indemnitor shall not be construed to be an approval by Lender of such actions.  It is further expressly understood and agreed that this Agreement shall not be construed as creating any obligation for Lender to initiate any contests for performance of any Corrective Work or to perform, review Indemnitor’s or any other party’s performance of, any Corrective Work, or disburse any funds for any contests or the performance of any Corrective Work.

.

Without limiting the other provisions hereof, in the event any claim (whether or not a judicial or administrative action is involved) is asserted against Lender with respect to Hazardous Materials, Lender may, in its reasonable discretion, allow Indemnitor to defend or contest such claim in accordance with Paragraph 2 hereof; provided, however, in the event that Lender reasonably determines that allowing such defense or contest by Borrower is not satisfactory to Lender, then Lender shall have the right to select the engineers, other consultants and attorneys for Lender’s defense, determine the appropriate legal strategy for such defense, and compromise or settle such claim, all in Lender’s discretion, and Indemnitor shall be liable to Lender in accordance with the terms hereof for liabilities, costs and expenses incurred by Lender in this regard.

.

Without limiting the other provisions hereof, if Lender acquires legal possession and/or title to the Mortgaged Premises, and Lender becomes aware of any condition involving Hazardous Materials on, relating to or threatening the Mortgaged Premises, whether or not a claim is asserted against Lender, Lender shall have the right to take such action as Lender shall deem reasonably necessary, in Lender’s sole discretion, to protect the health, safety and property values and to minimize the probability or extent of liability to Lender, including, without limitation, investigation and/or cleanup of such condition, and Indemnitor shall be liable to Lender in accordance with the terms hereof for all liabilities, reasonable costs and reasonable expenses incurred by Lender in this regard, unless such condition is caused by any events, acts or omissions which occur after Lender takes possession of the Mortgaged Premises (it being understood that Indemnitor shall bear the burden of proof with respect to establishing the date of such events, acts or omissions) or is caused, at any time, by the gross negligence or willful misconduct of Lender or its agents, contractors or representatives.

.

The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification to the Loan Documents by or between Lender, Indemnitor, and their respective successors or assigns.  In addition, the liability of Indemnitor under this Agreement shall in no way be released or discharged by (i) any extensions of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of the Third Restated Note or Mortgage or any sale or transfer of all or part of the Mortgaged Premises, (iii) any exculpatory provision in any of the Loan Documents limiting Lender’s recourse to property encumbered by the Mortgage or to any other security, or limiting Lender’s rights to a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the respective representations and warranties made by Indemnitor under any of the Loan Documents, (v) the release of Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Third Restated Note, (vii)

Lender’s failure to record the Mortgage or file any UCC financing statements (or Lender’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Third Restated Note, (viii) repayment of the Loan, satisfaction or release of the Mortgage or assumption of the Loan, (ix) negligence, delay or forbearance of Lender in demanding, requiring or enforcing payment of any sums due hereunder, or (x) receivership, insolvency, dissolution, if applicable, of Indemnitor, or any affiliate.

.

Indemnitor waives (a) any right to claim a marshalling of Indemnitor’s assets; and (b) all rights and remedies accorded by applicable law to indemnitors generally, except any rights of subrogation that Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever that may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Lender.  Indemnitor hereby agrees to postpone the exercise of any and all rights of subrogation to the rights of Lender against Indemnitor hereunder and any rights of subrogation to any collateral securing the Loan until the Loan shall have been paid in full.

.

No delay on Lender’s part in exercising any right, power or privilege under any of the Loan Documents shall operate as a waiver of any such privilege, power or right.

.

This Agreement shall be binding upon and inure to the benefit of Indemnitor, Lender and their respective heirs, personal representatives, successors and assigns, as applicable, including, as to Lender, without limitation, any holder of the Third Restated Note or any affiliate of Lender that acquires all or part of the Mortgaged Premises by any sale, assignment or foreclosure under the Mortgage, by deed or other assignment in lieu of foreclosure, or otherwise, but excluding any third party purchaser who takes title to the Mortgaged Premises by virtue of foreclosure or deed-in-lieu of foreclosure.  Notwithstanding the foregoing, Indemnitor, without the prior written consent of Lender, may not assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder.

.

Lender shall, at all times, be free to independently establish to its satisfaction and in its reasonable and informed discretion the existence or nonexistence of any fact or facts, the existence or nonexistence of which is a condition of this Agreement.

.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original.  Said counterparts shall constitute but one and the same instrument and shall be binding upon, and shall inure to the benefit of, each of the parties individually as fully and completely as if all had signed but one instrument.  Indemnitor’s liability hereunder shall be unaffected by the failure of Indemnitor to execute any or all of said counterparts.

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Any notice or other communications contemplated by this Agreement shall be deemed to have been given (a) when made in writing and delivered by U.S. certified or registered mail, postage prepaid, return receipt requested or (b) otherwise when made in writing and personally delivered, to the parties at their addresses set forth on the first page hereof, or at such other addresses as may hereafter be designated in writing.

.

The provisions of this Agreement may not be changed, waived, discharged or terminated except by an instrument in writing signed by all the parties hereto.

.

This Agreement (i) is and shall be deemed made under, governed by and construed and enforced in accordance with the internal law of the Commonwealth of Pennsylvania, except to the extent that the procedural laws of the State of Connecticut shall apply to any action commenced by Lender in pursuit of its remedies hereunder or otherwise, as applicable, and (ii) is and shall be enforceable only in the State Courts of said Commonwealth with an action commenced in the Court of Common Pleas of the County of Allegheny, and/or in the Federal Courts of said Commonwealth, with an action commenced in the United States District Court for the Western District of Pennsylvania, except to the extent that any action commenced by Lender in pursuit of its remedies hereunder or otherwise, shall be enforceable in the State Courts and/or Federal Courts of the State of Connecticut, at Lender’s sole discretion.  Indemnitor hereby waives any claim that Pittsburgh, Pennsylvania is an inconvenient forum and any claim that any action or proceeding arising out of or relating to this Agreement commenced in the aforesaid Courts lacks proper venue.

14.

The term “Indemnitor”, as used herein, shall be deemed to include Borrower and Inland, and their respective successors and assigns.  All obligations, liabilities and duties of Indemnitor hereunder shall be joint and several so that Borrower and Inland shall be individually and collectively liable for all such obligations, liabilities and duties.

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[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the day and year first above written.

DAYVILLE PROPERTY DEVELOPMENT  LLC, a Connecticut limited liability company

By:  INLAND DIVERSIFIED DAYVILLE

    KILLINGLY MEMBER L.L.C., a

         Delaware limited liability company

       Its:  Sole Member

      By:  INLAND DIVERSIFIED DAYVILLE

          KILLINGLY MEMBER II, L.L.C., a

     Delaware limited liability company

             Its:  Managing Member

WITNESS:

     By:  INLAND DIVERSIFIED REAL

            ESTATE TRUST, INC. a

  Maryland corporation

  Its:  Sole Member

/s/ Kelly Janisch

  By: /s/ Barry L. Lazarus

       Barry L. Lazarus, President

WITNESS:

INLAND DIVERSIFIED REAL ESTATE

TRUST, INC., a Maryland corporation

/s/ Kelly Janisch

By: /s/ Barry L. Lazarus

        Barry L. Lazarus, President

Exhibit 10.4

STATE OF ILLINOIS

)

)

SS:

COUNTY OF DUPAGE

)

On this 3rd day of October, 2012, before me, a Notary Public, the undersigned officer, personally appeared BARRY L. LAZERUS, who acknowledged himself to be the President of INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation and the sole member of INLAND DIVERSIFIED DAYVILLE KILLINGLY MEMBER II, L.L.C., a Delaware limited liability company and the managing member of INLAND DIVERSIFIED DAYVILLE KILLINGLY MEMBER, L.L.C., a Delaware limited liability company and the sole member of DAYVILLE PROPERTY DEVELOPMENT LLC, a Connecticut limited liability company, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Eugene J. Filice

     Notary Public

MY COMMISSION EXPIRES:

Exhibit 10.4

STATE OF ILLINOIS

)

)

SS:

COUNTY OF DUPAGE

)

On this, the 3rd day of October, 2012, before me, a Notary Public, the undersigned officer, personally appeared BARRY L. LAZARUS, who acknowledged himself to be the President of INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation, and that he as such President, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Eugene J. Filice

     Notary Public

MY COMMISSION EXPIRES: